Supplement dated May 1, 2015
to the Prospectus of the following Fund:
Fund	Prospectus Dated
Wanger Advisors Trust
Wanger Select	05/01/2015
Effective May 1, 2015, the following changes are made to the Fund’s prospectus:
The Annual Fund Operating Expenses table under the caption “Fees and Expenses of the Fund" in the “Summary of the Fund" section is hereby superseded and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.13%
Total annual Fund operating expenses	0.93%
Less: Fee waivers and/or expense reimbursements(a)	(0.20%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.73%
(a)	Effective May 1, 2015, Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2016. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and the Investment Manager.
The expense example table under the caption “Fees and Expenses of the Fund – Example”, and the paragraph that immediately precedes it, in the “Summary of the Fund” section is hereby superseded and replaced with the following:
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Wanger Select (whether or not shares are redeemed)	$75	$276	$495	$1,125
The following is added as the first paragraph under "Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance" in the "More Information About the Fund" section:
Effective May 1, 2015, the Investment Manager has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2016. When determining whether the Fund’s ordinary operating expenses exceed the additional contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and the Investment Manager.
The following is added under "Primary Service Providers — The Investment Manager" in the "More Information About the Fund" section:
Effective May 1, 2015, the Investment Manager has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2016. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and the Investment Manager.
Shareholders should retain this Supplement for future reference.
C-1461-2 A (5/15)